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                                                                  EXECUTION COPY



                                   SECOND AMENDMENT
                                        TO THE
                                 SERVICING AGREEMENT



          THIS SECOND AMENDMENT TO THE SERVICING AGREEMENT, dated as of November 14, 1997 (this "Amendment"), among ARCADIA RECEIVABLES CONDUIT CORP. (the "Issuer"), ARCADIA RECEIVABLES FINANCE CORP. (formerly known as Olympic Receivables Finance Corp.), as Seller (the "Seller"), ARCADIA FINANCIAL LTD. (formerly known as Olympic Financial Ltd.), in its individual capacity and as Servicer (in its individual capacity, "AFL", in its capacity as Servicer, the "Servicer"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, in its capacity as Agent (in such capacity as administrator for Receivables Capital Corporation and as agent for certain liquidity purchasers, the "Agent").

          WHEREAS, the parties hereto wish to amend the Servicing Agreement, dated as of December 3, 1996, as amended by the First Amendment to the Servicing Agreement, dated as of August 4, 1997 (as amended and in effect from time to time, the "Servicing Agreement"), each among the Issuer, the Agent, the Seller, AFL, the Servicer and the Backup Servicer as provided herein;

          NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

          SECTION 1.  AMENDMENT OF SECTION 1.1.

     a. Section 1.1 of the Servicing Agreement shall be amended by deleting the current definition of "Basic Servicing Fee Rate" and substituting in its place the following:

          BASIC SERVICING FEE RATE: 1.32% per annum, payable monthly at one-twelfth of the annual rate.

     b. Section 1.1 of the Servicing Agreement shall be amended by deleting clause (i) of the definition of "Collateral Test" and substituting in its place the following:

          (i) (a) the amount on deposit in the Collection Account less the WAC Deficiency Deposit, if any, plus (b) without duplication of amounts on deposit in the Collection Account, the amount representing collections on the Receivables deposited in the Lockbox Account on such Accounting Date or on the Business Day immediately preceding such Accounting Date,

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     c. Section 1.1 of the Servicing Agreement shall be amended by deleting the current definition of "Notes" and substituting in its place the following:

          NOTE:  The Floating Rate Variable Funding Automobile
Receivables-Backed Note issued by the Issuer pursuant to the First Supplemental Indenture to the Indenture, dated as of the Effective Date, between Arcadia Receivables Conduit Corp. and Norwest Bank Minnesota, National Association.

     d. Section 1.1 of the Servicing Agreement shall be amended by deleting in its entirety the definition of "Other Fee Percent."

     e. Section 1.1 of the Servicing Agreement shall be amended by deleting the current definition of "Qualifying Receivable" and substituting in its place the following:

          QUALIFYING RECEIVABLE: With respect to any Monthly Period, a Receivable as to which (i) no portion of a Scheduled Payment shall have become more than 30 days delinquent, (ii) the Servicer in good faith has not determined that the Obligor thereon is unlikely to continue making Scheduled Payments, and
(iii) all of the representations and warranties under the Purchase Agreement and Repurchase Agreement are true and correct; PROVIDED, that the aggregate Principal Balance of Classic Receivables that are Financed Repossessions in excess of 5% of the aggregate outstanding Principal Balance of Qualifying Receivables shall be excluded from the Principal Balance of Qualifying Receivables for all purposes hereunder and the aggregate Principal Balance of Classic Receivables (including Classic Receivables that are Financed Repossessions) in excess of 65% of the aggregate outstanding Principal Balance of Qualifying Receivables shall be excluded from the Principal Balance of Qualifying Receivables for all purposes hereunder, including, in each case, the denominator of the aforesaid calculations and the calculation of the Collateral Test.

     f. Section 1.1 of the Servicing Agreement shall be amended by deleting the current definition of "Total Expense Percent" and substituting in it place the following:

          TOTAL EXPENSE PERCENT: 1.6%

     g. Section 1.1 of the Servicing Agreement shall be amended by deleting the current definition of "Two Year Treasury Yield" and substituting in its place the following:

          TWO YEAR TREASURY YIELD: As of any date of determination, the per annum rate equal to the yield for two year United States Treasury notes that appears as the "ask" price as reported by Bloomberg's Financial Reporting Markets (or the Telerate Page, or such replacement system or page as is then customarily used to quote yields on United States Treasury notes) at the close of business on the date prior to such date of determination; PROVIDED, HOWEVER, following the occurrence of an Amortization Event, the Two Year Treasury Yield shall be the yield for two year United States Treasury notes appearing as the "ask" price as reported by Bloomberg's Financial Reporting Markets (or the Telerate Page, or such replacement system or page as is then customarily used to quote yields on United States Treasury notes) at the close of business, New York City time, on the date of the occurrence of such Amortization Event.


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     h. Section 1.1 of the Servicing Agreement shall be amended by adding the following definitions in alphabetical order:

          AFL:  Arcadia Financial Ltd., a Minnesota corporation.

          EFFECTIVE DATE: The date all conditions precedent to the effectiveness of the First Supplemental Indenture are satisfied or waived, and the Note is issued thereunder.

          FIRST SUPPLEMENTAL INDENTURE: The First Supplemental Indenture, dated November 14, 1997, between the Issuer and the Indenture Trustee.

          ORIGINAL NOTES: The notes issued under the Indenture from and after the Closing Date up to but excluding the Effective Date, and remaining outstanding as of the opening of business on the Effective Date.

          SECTION 2. NEW SECTION 1.7. A new section 1.7 is added to the Servicing Agreement as follows:

          Section 1.7.  INTERPRETATION.  From and after the Effective Date
(a)(i) the defined term "Notes" when used in this Servicing Agreement shall refer to the Floating Rate Variable Funding Automobile Receivables-Backed Note issued under the First Supplemental Indenture, (hereinafter referred to as the "Note"), (ii) the terms "Noteholder," "Noteholders," "Holder" or "Holders" shall mean the holder or holders of such Note, (iii) the words "purchase," "funding," or "carrying" when used with respect to the Notes shall refer to such Note, (b) all references to (i) Olympic Financial Ltd. or OFL and (ii) Olympic Receivables Finance Corp. herein shall refer to Arcadia Financial Ltd. ("Arcadia") and Arcadia Receivables Finance Corp. ("ARFC"), respectively, and
(c) all provisions of this Servicing Agreement shall be interpreted consistently with (a) and (b) above.

          SECTION 3.  AMENDMENT OF SECTION 2.1.  The third sentence of Section
2.1 is deleted in its entirety and replaced as follows:

          In performing such duties, so long as AFL is the Servicer, it shall comply with the policies and procedures attached hereto as Exhibit A and will not change the manner in which it services the Receivables if such change could have a material adverse effect on the Receivables.

          SECTION 4. AMENDMENT OF SECTION 2.18. Section 2.18 of the Servicing Agreement is deleted in its entirety and replaced as follows:

          Section 2.18. ACCOUNTANTS' REVIEW OF RECEIVABLE FILES. For every group of approximately $60,000,000 (or such other amount as the Controlling Party may determine in its sole and absolute discretion from time to time by prior written notice to the Seller, the Servicer, the Issuer, the Trustee, the Agent, the Collateral Agent and the Security Insurer) in aggregate Principal Balance of Receivables transferred by the Seller to the Issuer pursuant to the Repurchase Agreement, the Servicer (or AFL, if AFL is not the Servicer) at its own expense shall cause Independent Accountants acceptable to the Security Insurer to conduct a physical


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inventory and limited review of the related Receivable Files, commencing within three Business Days immediately succeeding the day the last Receivable of such group of Receivables is transferred to the Issuer pursuant to the Repurchase Agreement. The Independent Accountants shall within such three Business Days complete such physical inspection and limited review and execute and deliver to the Secured Parties an Independent Accountant's Report with respect to such review substantially in the form of Exhibit D hereto. If such review reveals, in the Controlling Party's opinion, an unsatisfactory number of exceptions, the Controlling Party, in its sole and absolute discretion, may require a full review of every Receivable File by the Independent Accountants at the expense of the Servicer (or AFL, if AFL is not the Servicer).

          SECTION 5. REPLACEMENT OF EXHIBIT B TO THE SERVICING AGREEMENT. Schedule B to the Servicing Agreement, titled "SERVICING POLICIES AND PROCEDURES," is replaced by new Schedule B, of the same title, and attached to this Amendment as Exhibit A.

          SECTION 6. NEW EXHIBIT D. A new Exhibit D to the Servicing Agreement is attached to this Amendment as Exhibit D.

          SECTION 7. REPRESENTATIONS AND WARRANTIES. Each of the Issuer, the Seller, AFL and the Servicer represents and warrants that as of the Effective Date no Event of Default has occurred under the Repurchase Agreement and no Servicer Termination Event has occurred under the Servicing Agreement, and to the best of each of the Issuer, the Seller, AFL and the Servicer's knowledge there is no set of circumstances existing that with the passage of time, would constitute such an Event of Default or Servicer Termination Event.

          SECTION 8. EFFECTIVENESS. The amendments provided for by this Amendment shall become effective as of the Effective Date (as that term is defined in the Servicing Agreement), upon receipt by the Agent, in form and substance satisfactory to the Agent, of (i) this Amendment duly executed and delivered by each of the parties hereto and the Backup Servicer, the Indenture Trustee, the Collateral Agent, the Security Insurer and the sole Noteholder,
(ii) an opinion of counsel to Arcadia, dated the date hereof, addressed to the Agent, the Security Insurer and the Noteholder, covering such matters as the Agent may reasonably request and (iii) the amendment to the Repurchase Agreement duly executed and delivered by each of the parties thereto.

          SECTION 9. SERVICING AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically amended hereby, all of the terms and conditions of the Servicing Agreement shall remain in full force and effect and, except as expressly provided herein, the effectiveness of this Amendment shall not operate as, or constitute a waiver or modification of, any right, power or remedy of any party to the Servicing Agreement. All references to the Servicing Agreement in any other document or instrument shall be deemed to mean the Servicing Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Servicing Agreement, but shall constitute an amendment thereof.

          SECTION 10. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when


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executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

          SECTION 11. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

          SECTION 12. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Servicing Agreement.


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          IN WITNESS WHEREOF, the Issuer, the Agent, the Seller, AFL and the
Servicer have caused this Second Amendment to Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.


                              ARCADIA RECEIVABLES CONDUIT CORP.,
                              as Issuer


                              By
                                 ----------------------------
                                   Name:
                                   Title:


                              ARCADIA RECEIVABLES FINANCE CORP.,
                              as Seller


                              By
                                 ----------------------------
                                   Name:
                                   Title:


                              ARCADIA FINANCIAL LTD.,
                              in its individual capacity and as Servicer


                              By
                                 ----------------------------
                                   Name:
                                   Title:


                              BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION,
                              as Agent


                              By
                                 ----------------------------
                                   Name:
                                   Title:


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Acknowledged and Accepted:

NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but as Indenture Trustee, Backup Servicer and
Collateral Agent,


By
   ----------------------------
     Name:
     Title:


FINANCIAL SECURITY ASSURANCE INC.,
as Security Insurer


By:
    -----------------------------
     Name:
     Title:


RECEIVABLES CAPITAL CORPORATION,
as sole Noteholder


By:
    -----------------------------
     Name:
     Title:


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